Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 672,308,000
Previously Paid Amount	0
Total Fee Amount	92,845.74
Total Offset Amount	0
Net Fee	$ 92,845.74